Financial income	6 Months Ended
Jun. 30, 2024
Financial income
Financial income

24.Financial income

	For the three months ended		For the six months ended
	June 30		June 30
(in EUR 000)	2024	2023	2024	2023
Interests	472	570	970	984
Exchange differences	1,593	222	2,498	430
Other	4	(3)	9	—
Total financial income	2,069	789	3,477	1,414

For the six month period ended June 30, 2024, exchange gains amount €2.5 million (three month period ended June 30, 2024: €1.6 million), mainly due to the revaluation of the Company’s USD cash balance and realized exchange gains on currency swaps and USD financial assets (note 14). For the year ended December 31, 2023, the closing rate of USD/EUR amounted to 1.103765, while as at June 30, 2024, the rate of USD/EUR decreased to 1.07100, resulting in unrealized exchange gains on the USD balances. We refer to note 25 for more details on the revaluation of both the Company’s USD cash balance and USD financial assets as per June 30, 2023.

For the six month period ended June 30, 2024, the total interest income amounted to €1.0 million (three month period ended June 30, 2024: €472,000). This interest income relates to the term accounts.